UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report August 9, 2001

Cantronics Corporation
(Exact name of Registrant as specified in its charter)
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Nevada                            000-29097                       86-0930437
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                               Identification)


63A Clipper Street, Coquitlam, BC, Canada       V3K 6X2
(Address of principal executive offices)       (Zip Code)

(604) 516-6667
Registrant's telephone number, including area code


ITEM 4.  Employment Contract - Director of Medical Thermography

The Registrant is pleased to announce that effective August 1, 2001, Dr. William Cockburn, D.C, F.A.B.F.E. of California, USA, has entered into an employment
contract as Director of  Medical   Thermography.

As the former department chairmen of Infrared Clinical Sciences, and licensed since 1975, Dr. Cockburn has extensive credentials in the medical thermal imaging field, disability evaluations and medical forensics. He is a world-class educator and speaker. Dr. Cockburn has conducted numerous medical thermography training courses in conjunction with a wide variety of clinical and legal symposiums. Dr. Cockburn is dedicated to the advancement of diagnostic and clinical sciences worldwide. The Registrant is in the process of implementing a thermal medical division in California to facilitate the ongoing development of the highest quality in thermal imaging technologies and diagnostic centers.


                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 Cantronics Corporation

DATE:   August 9, 2001                           By:  /s/ James Zahn
                                                     --------------------
                                                     President

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